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                                                                   EXHIBIT 10.14

                               PLEDGE AGREEMENT

                       ---------------------------------

                                                       Dated as of June 11, 1999

     In consideration of the loan contemporaneously granted to Aviation Group, Inc., a Texas corporation ("Debtor"), by Jerry R. Webb and John Chidlow ("Secured Parties"), Aviation Group, Inc. ("Owner") hereby pledges and assigns to Secured Parties, and grants a security interest to Secured Parties in, the property described below belonging to (or an interest in which belongs to)
Owner:

     1.   The following stock is pledged as property ("Collateral")

          a) Certificate No. 2, representing 1,000 shares and 100% ownership of common stock of Aviation Exteriors Greenville, Inc., a Mississippi corporation, formerly Pride Aviation Greenville, Inc.
          b) Certificate No. 1, representing 1,000 shares and 100% ownership of common stock of Aviation Exteriors Portland, Inc. an Oregon corporation, formerly Pride Aviation Portland, Inc.
          c) Certificate No. 2, representing 1,000 shares and 100% ownership of common stock of Tri-Star Airline Services, Inc., a Texas corporation.
          d) Certificate No. 112, representing 133,165.3223 shares and 100% ownership of common stock of Casper Air Service, a Wyoming corporation.
          e) 10,000 shares of Aviation Exteriors Louisiana, Inc., a Louisiana corporation, formerly Pride Aviation, Inc. Secured Parties hereby acknowledge and agree that all of his rights under this Pledge Agreement with respect to these shares are subordinate to all rights granted to certain holders of 10% Convertible Notes due March 1, 2001, dated August 1, 1996.

     2. All dividends, cash, options, warrants, rights and other property, received, or proceeds from time to time received, or receivable in respect of, in exchange for, or in connection with such property, and all proceeds from the sale of such property.

     All stock certificates, other than certificates pledged to the holders of the 10% Convertible notes, are being delivered to Jerry R. Webb ("Agent"), who hereby agrees to hold the certificates as agent and bailee for each of the Secured Parties therein. Owner shall also deliver executed blank stock powers corresponding to such certificates to Agent. Any future instrument or stock certificate representing any part of the Collateral that the Owner subsequently receives and that requires taking possession to perfect a security interest therein shall be promptly delivered by Owner to Agent for the benefit of the Secured Parties. Agent is hereby authorized to act with respect to the Collateral in his possession on behalf of and pursuant to the instructions of the Secured Parties in connection with the foreclosure of the security interest created hereby in the Collateral.

     The security interests granted herein are to secure the following (all of which is hereinafter called the "Obligations"):

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     (a) All debts and obligations of Owner to Secured Parties evidenced by those certain 9% Promissory Notes dated of even date made payable on or before December 31, 1999, to the order of Secured Parties by Owner as more particularly described on Exhibit "A" hereto, together with any and all renewals, extensions, and refinancings of, and modifications and additions to, the foregoing (the "Notes"); and

     (b) All costs incurred by Secured Parties to obtain, preserve, perfect and enforce the security interests herein granted, collect the Obligations, and maintain, preserve, collect and enforce the Collateral, and including but not limited to reasonable attorneys' fees and expenses of sale.

     Any liquidating distributions and any additional securities or other property issued or distributed with respect to any of the Collateral, including all or any dividends, exchanges, or substitutions, shall be pledged as additional collateral hereunder, shall be delivered to Secured Parties (or to Agent on behalf of Secured Parties if the Collateral is an investment or stock certificate, and shall constitute "Collateral" as that term is defined herein. Without prior consent of the Secured Parties, no additional shares of these subsidiaries will be issued.

     Upon the occurrence of a default or event of default under any of the Notes (after any notice and cure period specified therein), Secured Parties, without limitation and without further notice except as expressly provided herein or in the Notes, are entitled to foreclose on the Collateral and in such event Secured Parties shall have:

     (1) All remedies and rights available under the Texas Business and Commerce Code and other applicable laws; and

     (2) All remedies and rights under the Notes.

     Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Parties' possession from time to time, Secured Parties do not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Parties shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Debtor makes written demand to Secured Parties to do so,
(ii) such written demand is received by Secured Parties in sufficient time to permit Secured Parties to take the action demanded in the ordinary course of their business, and (iii) Debtor provides additional collateral, acceptable to Secured Parties in their sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Parties being liable to account to Debtor only for what Secured Parties may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Debtor makes written demand upon Secured Parties to sell the Collateral, and (ii) Debtor provides additional collateral, acceptable to Secured Parties in their sole discretion; or (f) hold the Collateral for or on behalf of any Parties other than Debtor.

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     Debtor hereby represents and warrants the following to Secured Parties:

          (a)  Due Authorization. The execution, delivery and performance of
               -----------------
this Agreement, the Note and the Warrant dated of even date herewith, executed by Debtor in favor of Secured Parties (collectively, the "Documents") have been duly authorized by all necessary corporate action of Debtor.

          (b)  Enforceability. This Agreement and the other Documents constitute
               --------------
legal, valid and binding Obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c)  Ownership and Liens. Except as otherwise expressly set forth
               -------------------
herein, Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Except as otherwise expressly set forth herein, Debtor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Parties. The capital stock that constitutes the Collateral represents the percentage of the issued and outstanding capital stock of the respective issuer as set forth in Section 1 above.

          (d)  No Conflicts or Consents. Neither the ownership, the intended use
               ------------------------
of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Parties herein nor the exercise by Secured Parties of their rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles of incorporation or bylaws of Debtor, or (C) except as disclosed by Debtor to Secured Parties in writing prior to the date of this Agreement, any agreement, judgment, license, order or permit applicable to or binding upon Debtor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person. No consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Parties of its rights and remedies hereunder.

          (e)  Security Interest. Debtor has and will have at all times full
               -----------------
right, power and authority to grant a security interest in the Collateral to Secured Parties in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance (except as otherwise expressly set forth herein). This Agreement creates a legal, valid and binding security interest in favor of Secured Parties in the Collateral.

          (f)  Solvency of Debtor. As of the date hereof, and after giving
               ------------------
effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), (iii) Debtor is paying and will continue to be able to pay its debts as they mature,

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and (iv) if Debtor is not an individual, Debtor has and will have sufficient capital to carry on Debtor's businesses and all businesses in which Debtor is about to engage.

          (g)  Securities. Any certificates evidencing securities pledged as
               ----------
Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any Parties or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Parties in writing. To the best of Debtor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any Parties to have issued to such Parties capital stock of such issuer, except as has been disclosed to Secured Parties in writing.

     Debtor will comply with the covenants contained herein at all times during the period of time this Agreement is effective unless Secured Parties shall otherwise consent in writing.

          (a)  Ownership and Liens. Debtor will maintain good and marketable
               -------------------
title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly specified herein.

          (b)  Adverse Claim. Debtor covenants and agrees to promptly notify
               -------------
Secured Parties of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Debtor's expense, defend Secured Parties' security interest in the Collateral against the claims of any third Parties. Debtor also covenants and agrees to promptly deliver to Secured Parties a copy of all written notices received by Debtor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (c)  Delivery of Instruments and/or Certificates. Contemporaneously
               -------------------------------------------
herewith, Debtor covenants and agrees to deliver to Secured Parties any certificates, documents or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Parties, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Parties.

          (d)  Further Assurances. Debtor will contemporaneously with the
               ------------------
execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Parties may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Parties to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Parties; (C) cooperating with Secured

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Parties in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Parties' security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other Parties required by Secured Parties, in form and substance satisfactory to Secured Parties; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other Parties required by Secured Parties, in form and substance satisfactory to Secured Parties. When applicable law provides more than one method of perfection of Secured Parties' security interest in the Collateral, Secured Parties may choose the method(s) to be used.

          (e)  Transfer or Encumbrance. Debtor will not (i) sell, assign (by
               -----------------------
operation of law or otherwise) or transfer Debtor's rights in any of the Collateral, (ii) grant a lien or security interest in the Collateral to any Parties other than Secured Parties, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any Parties other than Secured Parties.

          (f)  Dilution of Ownership. As to any securities pledged as Collateral
               ---------------------
(other than securities of a class which are publicly traded), Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Parties pursuant to the terms hereof to the extent necessary to give Secured Parties a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Parties had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third Parties to purchase or otherwise acquire any such securities.

          (g)  Restrictions on Securities. Debtor will not enter into any
               --------------------------
agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Parties.

     Each of the following constitutes an "Event of Default" under this
Agreement:

          (a)  Default Under Documents. The occurrence of any Event of Default
               -----------------------
under any of the Documents; or

          (b)  Execution on Collateral. The Collateral or any portion thereof is
               -----------------------
taken on execution or other process of law in any action against Debtor; or

          (c)  Action by Other Lienholder. The holder of any lien or security
               --------------------------
interest on any of the assets of Debtor, including without limitation, the Collateral (without hereby implying the consent of Secured Parties to the existence or creation of such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

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          (d)  Dilution of Ownership. The issuer of any securities (other than
               ---------------------
securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Secured Parties pursuant to the terms hereof to the extent necessary to give Secured Parties a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Parties had before such issuance) or any options, warrants or other rights to purchase any such capital stock; or

          (e)  Bankruptcy of Issuer. (i) The issuer of any securities
               --------------------
constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

     If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Documents or otherwise available to Secured Parties, Secured Parties may exercise any right or remedy available to any of them under applicable law.

     Unless the property pledged hereunder threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Parties will give Owner reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Owner shown at the end of this Agreement at least ten (10) days before the time of the sale or disposition. The proceeds of any such sale shall be applied, first, to the payment of all costs and expenses of collection, storage, custody, and the sale and delivery of the Collateral, including reasonable attorneys' fees and expenses of Secured Parties in connection therewith, and next to the payment of such of the Obligations and in such order of application as Secured Parties may from time to time select. Any remaining surplus may be retained by Secured Parties as security hereunder until all the Obligations shall have terminated.

     If, in the opinion of Secured Parties, there is any question that a public or semi-public sale or distribution of any Collateral will violate any state or federal securities law, Secured Parties in their discretion (a) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (b) may sell such securities in an intrastate offering under Section 3(a)(l1) of the Securities Act of 1933, as amended, and no sale so made in good faith by Secured Parties shall be deemed to be not "commercially reasonable" because so made. Owner shall cooperate fully with Secured Parties in all respects in selling or realizing upon all or any part of the Collateral.

     No delay on the part of Secured Parties in the exercise of any right or remedy shall operate as waiver thereof, and no single or partial exercise of Secured Parties of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Secured Parties permitted hereunder shall impair or affect the rights of Secured Parties in and to the Collateral. This agreement shall inure to the benefit of Secured Parties and their successors and assigns.

                                       6
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     This Agreement shall be governed by the laws of the State of Texas, including the version of the uniform Commercial Code adopted in such state.

                                             OWNER:

Address:                                     AVIATION GROUP, INC.

700 North Pearl Street
Suite 2170                                   By: /s/ Richard L. Morgan
Dallas, Texas 75201                             --------------------------
                                             Name:   Richard L. Morgan
                                                  ------------------------
                                             Title:  CFO
                                                   -----------------------

                                             SECURED PARTIES:

                                              /s/ Jerry R. Webb
                                             -----------------------------
                                             Jerry R. Webb

                                              /s/ John H. Chidlow
                                             -----------------------------
                                             John Chidlow

                                       7
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                                  EXHIBIT "A"

                             Description of Notes

                       ---------------------------------

                                   Original Principal Amount
                                   -------------------------
     Payee Name                              of Note
     ----------                              -------
     Jerry R. Webb                           $500,000

     John Chidlow                            $100,000